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                                                                    EXHIBIT 23.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (No. 333-82755, 333-73170, 333-90400, 333-106082 and
333-122021) of Cardiogenesis Corporation of our report dated August 4, 2006, relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.


                                               /s/ Corbin & Company, LLP
                                               Corbin & Company, LLP

Irvine, California
August 18, 2006